Exhibit 99.1

Script of Conference Call of Motivating the Masses, Inc.

Scott Ryder 00:12	Good morning and welcome to Motivating the Masses shareholder update. Before we begin, I'd like to read a brief statement and then acknowledge that certain statements and information included in this discussion constitute forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. When used this discussion, the words or phrases will likely result, are expected to, will continue, is anticipated, estimate, projected, intend to, or similar expressions, are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Said statements are subject to certain risks, known and unknown, and uncertainties, including, but not limited to economic conditions, dependence on management, our ability to compete with our competitors, dilution to shareholders, and limited capital reserves. With me today are fellow executives, Susie Carder and Lisa Nichols. And I'll turn it over to Lisa.

Lisa Nichols 01:22	I want to welcome you to our Investor Information Session. I'm super excited about what we get to cover and how we get to cover it and who is here with us. This meeting is being recorded so that our investors can download the recording and listen to it any time, as we know your schedules are super busy. Looking forward to introducing you to some new team members who are powerful, who've done a lot of work with us already in driving our business forward. The first is Alan McKenna.

Lisa Nichols 02:01	Alan McKenna is on our technology team, and you'll see me looking at my phone to give you the proper introduction of him. But Alan McKenna has been key and instrumental in guiding us with our online campaigns and really bringing our business, not just from a live perspective, but to an online business. One of the ways that we are planning to have exponential growth of Motivating the Masses is really pulling all the verticals, all the revenue streams that are available to us in terms of live events, product, investments. We have investors in— come on in, Chris, come on in, grab a seat, come on in.

Lisa Nichols 02:45	We've already started and so we're looking forward to what that means and how we can make that happen. Alan comes to us with years and years of familiarity with our business. We wanted to hire him a long time ago, but we didn't have the funds to do that, and we're in the position to do that now. So, he's setting up for us online campaigns that allow people to first get our free content, then get low-hanging fruit content, and then escalate up to our live events where we have our highest service rate and our highest conversion rate. So, super excited about Alan and what Alan brings to the table. He's been on board with us now for about four months, is that it, Susie?

Susie Carder 03:31	Yes.

Lisa Nichols 03:32	About four months, and in the last four months he's already set up our personal development campaign funnel. We'll have two: our personal development and our business development. He's already successfully set up our personal development campaign funnel, which in the first 45 days, we were able to see about $53,000 in profit. $53,000 in business in the first 45 days from his automated funnel. Through that automated funnel, it's required us to bring in inside sales reps. So, there's so many calls coming in and people in the queue waiting to be served by Motivating the Masses that we have now hired our first inside sales rep, and he's already closed sales, and so the funnels are working.

Lisa Nichols 04:27	And our second funnel that Alan McKenna will be assisting us with is our business development funnel. And that funnel will be centered around our speaking track, and really going out and capturing people who desire to entrepreneurs or [inter-preneurs?], our parallel-preneurs - people who are in corporations, but they really want to build their speaking ability while they're in the corporation - really master the art of speaking and master the art of their [inaudible]— that's going to take a little heavier lift. The business development funnel will be quite lucrative, because about 80% of it is all automated other than a salesperson calling to invite them to the next level and then them ultimately ending at a live event.

Lisa Nichols 05:18	So, we're creating all of the videos, updating the videos, since maybe not the last time you saw me, but the previous time. My body has changed a bit and the visual has changed. So, we're not changing all of our products [to?] updated with the new look of our brand, but we are changing some of it that's heavily leaning on our online experience. And so, that funnel should be up and ready by the beginning of 2017. That funnel should be in the final stages of getting ready.

Lisa Nichols 05:53	So, Alan McKenna is really leading our online campaign. Very, very excited to have him on board. Then we have a second independent contractor. I am going to put on my new eyes, so that I can read his bio to you, even though, a great deal of what he brings to us has already started. So, I can tell you, I'm not going to read his entire bio, though he did give me the abbreviated one. His bio is long and very impressive. And that our—

[silence]

Lisa Nichols 06:38	—digital platforms, marketing, branding, and entertainment industries, to cultivate a niche expertise in business development. We've hired him particularly for business development. So, Craig's job with us is to chart new courses and to take the path that we already have and help us fine-tune them and penetrate those niches more powerfully and move effectively. Over the years, the Crossley Group has played a role in brand management and business development by consulting, developing, and operating digital media commerce and marketing solutions for high level entertainers, multimedia technology, and retail companies.

Lisa Nichols 07:22	I won't go any further. I'll let you guys read his bios (Please refer to Exhibit 99.2). We're going to give all of you access to his bio. But I just want to say that Craig Crossley and the Crossley Group, they have a unique background in business development, financial forecasting, and new revenue streams, but also in entertainment which makes them a unique fit for us. Because we cross self-development and we also cross entertaining, which we didn't really think we did. Because I always thought I'm a lot of things, but I'm not an entertainer. Well, the reality is, the way the brand is set, I'm the flagship and it's my job to bring people out and it really comes from a celebrity kind of energy, entertainment. And so we've always grappled with how do those two worlds live together? And we have zero expertise in the entertainment industry, and yet we know that the entertainment industry's where you can reach the masses, whether it be television, radio, print. But that's never been our sweet spot. It's not our gift. We're self-development and transformation, so we're trainers and teachers.

Lisa Nichols 08:31	So, Craig's expertise and the Crossley Group's expertise is that they literally have worked with A-list celebrities that we've all seen and we're major fans of, many of us - I won't say their names - but they've helped grow their brands as well as working in companies such as AT&T, working with Sony and helping them to build their technology platforms. The fusion of both together really brings us an opportunity working with the Crossley Group which we have never had before, and so we're excited. Craig has been on with us now for almost 30 days maybe— 32 days, and has done enough work to seem like he's been with us for the last 6 months.

Lisa Nichols 09:12	And so you're going to hear from Craig significantly today, because we're requesting of him to really present to you our business development strategy. So, we're excited to have Craig on board, excited to have the Crossley Group on board, excited to bring his team of expertise that come with him on board, and looking forward to what he and Alan will create in a turning point for Motivating the Masses.

Lisa Nichols 09:37	With that, I want to also let you know that we are talking to board members, and the board members that we're talking to are very excited about the idea of becoming board members for Motivating the Masses. Each of our board members is bringing vast experience in the backgrounds that they bring to the table. We'll give you more information on who they are as we further those discussions, but we have board members who have vast background in the area of finance and development, as well as in the area of investing, in the area of driving the value of stock up, in the area of consumer report satisfaction, in the area of fund development and investor development, the area of scalability. So, the board members that we're looking at really come with impressive bios, but more than that, their results speak louder than their bios. We'll update you on that, but I just wanted to let you know that we are at this point interviewing, discussing, having conversations with prospective board members, and expect to have them on board in the next six months, and by the time we have our next investor communication, we will have board members attending this meeting as well. And now, Scott's going to give you an update on the last investor meeting and what occurred during the meeting and how that [inaudible].

Scott Ryder 11:13	The last investor meeting was held on June 8th earlier this year, and during that meeting we discussed our 2015 results compared to our 2014 results. We also talked about some of the objectives and what's coming up for us in terms of 2016. A copy of that presentation, the video which was recorded, as well as the transcripts - available on our website at motivatingthemasses.com. I'd also like to point you to our website under the investor's tab where we have copies of our 10Qs which we have filed over the past 18 months to 24 months. That's also available for download or viewing on our website at www.motivatingthemasses.com.

Scott Ryder 11:52	We have closed our books for the third quarter and we've turned over our financials to the auditors for them to do their job and review and provide feedback. And we fully expect to file our 10Q for the third quarter on or before November 15th, and once that's been filed, that will also be available online at motivatingthemasses.com, again under the investor's tab. This presentation is also being recorded and a transcript will be made available tomorrow and it will also be available via our website.

Susie Carder 12:23	I'm excited to share what we've been up to because we've been growing and expanding, and my job in the company is to promise the moon and this woman's job is to deliver the moon [laughter]. Here's a hand.

Lisa Nichols 12:36	Here's a hand [laughter].

Susie Carder 12:38	So, she has been doing that. I'm so proud of her. We've got new office space, and the great thing about the new office space is it was more cost effective and bigger because we are on the grow, and our team is growing. We went from 3,000 square feet to 6,000 square feet to accommodate 7 more offices. As Lisa said, we added two new sales team; we're adding two more sales team. Alan McKenna's sales funnels are doing phenomenal. It's the first time in their history that we've really created those sales funnels that we have leads coming in. Most of the business has been Lisa coming out, or myself or other trainers going out and bringing business in, so we're really excited about this.

Susie Carder 13:20	Those are new independent contractors that are coming in, Alan and Craig, and our other trainers coming in to support us in creating new revenue and revenue verticals which we're very excited about. We hired a new office coordinator in the new office, and you will meet Will if you come into the office to see us. And we've hired a new marketing coordinator, Kent Martin and his job is to— we had an independent contractor before and we knew with the way that we were growing, we needed somebody eating, sleeping, drinking our marketing division, so Kent is eating, sleeping, drinking. He doesn't belong to anyone else. He just belongs to us to help us grow our brand, leverage our brand and then work with Craig and business development.

Susie Carder 14:02	So, we're really excited about the growth and what we've done. We are actually at - speaking about Atlanta - this is our first East Coast event and I will say, we did you proud if you saw on Livestream.

Lisa Nichols 14:15	Right. So, for the first time— we've never gone out of the West Coast because we know that's our [strength?] [inaudible]. We know we can put 400, 500 people in the room on the West Coast. We weren't sure if we can put 4 or 500 people on the East Coast. Our ideal clients are really looking to convert into real business. Not just a great experience, a real business. Take an action in their lives in the area of entrepreneurship or parallel-preneur and really become consumers. And can we give them our preliminary?

Lisa Nichols 14:48	Well, we had 600 people live; they came into the room. We had over 1,000 people participating on Livestream, and the great thing about that is we had 98% participation rate which is unheard of. So if you were on Livestream, you felt like you were in the room. And the great thing about Livestream is we can [group?] them to any client [inaudible]— Livestream is paying, sorry. That's 197 [votes?] for them to participate, but then they convert to clients that come on site to experience it, because they had an amazing experience online and now they're coming in house. So, the numbers are unaudited. Yes. So for what we do know [chuckles]— I do need to say that, unaudited numbers.

Lisa Nichols 15:23	But what we can say is that from our initial report, our conversion rate - the number [who came on?] campus to the number of people who decided to do something else on our campus like, "I raise my hand, I want to learn from [inaudible] and become an ongoing student" - has grown from about 35% to about 46% here in Atlanta. So, super excited that that was a big leap, [applause] very big leap, big leap, and it shows that Atlanta was a success in terms of on every platform what we wanted. It was a good risk, we took a risk and this is a— we're [in the season?] of in order to grow, we have to try some things we haven't done before, and this one works. So, we're still here in Atlanta. We're actually in my hotel suite and we are conducting our meeting from here. We stayed. We all stayed so we can have this meeting with you and still be in the same place.

Lisa Nichols 16:16	So next time we have a meeting, the only thing that was missing was you. We do have some investors here with us, but really we wanted you all to come and to experience what you invested in. I think that really re-solidifies your passion, our passion, our commitment. And you'd see the difference we make with customers. We had people just having phenomenal breakthroughs which is so exciting. And I know for me personally as an investor, that makes my heart soar. You can do business and you can do business [that does great?] work in the world and so we truly want to do both. We want to do great business and we want to do great business that makes a difference in the world. So, I want to acknowledge the investor that's here. Chris Miller is here. Chris, we don't want you to disappear with the lights behind her, so can you see her well?

Susie Carder 17:00	You can see her raise her hands.

Lisa Nichols 17:02	So we want to acknowledge [crosstalk] and raise some hands.

Susie Carder 17:05	Well, you're here. Yay.

Lisa Nichols 17:07	So you want to come around here. So, we want to acknowledge Chris Miller because Chris is not only an investor— there's Chrissy, look at how beautiful she is [crosstalk]. She's not only an investor but she's a student, she's an advocate, she's a global leader. So, she not only plays on the campus as a consistent student, but she is constantly supporting the team program— and that's not a requirement of you as an investor, I want to be very clear. Who's sharing their screen with us? Craig, your screen is shared with us so everything you're doing we get to see. Craig is moving around.

Lisa Nichols 17:43	[Craig, your syncing?].

Lisa Nichols 17:44	Right. There you go. So, we just want to acknowledge you, Chris, for playing [?]. Playing on every platform is not a requirement as investor, you could just be an investor and hold the space for us to grow a great business, and that's wonderful, and that's enough, and we're grateful for that. Then when you have an investor who's on the campus, seeing the work being done, it feels good to know you're in the room, and then to have you see what we're doing with your investment and that we are responsible enough to also provide business development expertise to come in and make sure that we have a solid foundation as a business.

Lisa Nichols 18:22	We're very clear. We are a business in the business of doing good things for people. But we have a fiscal responsibility to you our investor, to each one of us as the leaders in the company organization, and to our consumers that we are financially responsible enough to be around for a very, very long time. So, thank you for being here.

Lisa Nichols 18:41	And my home is your home, so anything you need, that's it. So, now I'd like to— I'm [inaudible] that we're all excited. You will have in a link Chris has in front of her this document. You will have in a link this document (Please refer to Exhibit 99.3). We're going to share the screen with you right now so you can see it online as Craig walks through it with each one of us. But you'll be able to download it and to have it, and I'm going to ask you to accept this as our 50,000-foot document in our strategy. So, this is going to move— as we drill down, it's our job to choose the best of the best path. So, as we drill down it may shift a little bit because as we get deeper into the plan on the departmental level it makes sense for us to tweak it a bit. So, please, inside of this 50,000-foot plan, give us flexibility so that we can have movement to give you the best strategy as possible.

Susie Carder 19:45	As well as, I want to just be responsible for the company that this is a private document and a confidential document, for your eyes only. We're sharing it for you because you are investors and you are partners in the process of [inaudible] development, but this is our strategy so [crosstalk] [inaudible]. I just want to mention that so that we respect that, and we keep it confidential because we are growing and exploding, and that's part of our winning formula.

Lisa Nichols 20:11	Absolutely. So, with no further adieu, I'd love to introduce our newest team member that we're super excited about, Mr. Craig Crossley. He's going to give you the business development strategy, and this is how we'll drive our shares up, up and up, that's our intention. [applause]

Susie Carder 20:30	Yay, Chris. Yay.

S? 20:33	[It's?] our last [crosstalk].

S? 20:39	Great.

Craig Crossley 20:39	Thank you very much. I appreciate everybody giving me an opportunity to talk. Obviously, Lisa and Susie do a good job of making me feel good about myself. I guess that's part of being involved in a personal motivation and development company, is everybody makes you feel good about what you do, and I appreciate that. I'm going to share my screen with you so that everyone can see the presentation that I have put together that really goes into the new focus and strategy that we talked about (Please refer to Exhibit 99.3). One of the key areas that we're really working to develop, as we expand the business, is to simply increase the base. Everything that we talk about here is: How do we increase the base? How do we continue to convert people? How do we continue— to a point that Susie drives home is, how do we continue to increase the life-value of people that come on our campus?

Craig Crossley 21:42	So, the information that I'm sharing with you now is our take on how we do that, and utilizing what the landscape is for entertainment, media, and development at the same time. So, moving on to the next page, you'll see that we really take our three verticals here, on page two, and we talk about personal development, business development, and team development. You know right now that we are extremely strong in business development. Obviously, as you just heard her speaking, [right?], the success that we have in that vertical is immense, but what we want to do is make sure that we continue to utilize— and so everyone is looking at this, understand I'm not going to try to walk you through verbatim every word that I have on page, this we can all read, but I want to make sure that I'm touching all of the issues and all of the subject matter that's in the document. As Lisa and Susie will tell you, if you ask me what time it is, I'll probably tell you how to build a watch [laughter]. So, I won't go that far, but the idea here is to make sure that while we're concentrating on what we do well in business development, that we're continuing to grow the other segments in personal development, and quite honestly, team development. We've heard quite a few of our customers, fans, supporters, followers, that will talk about some of the other areas that they have needs, whether it's health and wellness, whether it's finance, other areas that they could use from a personal development standpoint. What we found is, it's vitally important that we embed ourselves in the culture of development for everyone that we come across.

Craig Crossley 23:22	Meaning, you might not need personal development solution right now, but if Lisa Nichols and Motivating the Masses has been put in front of you as an authoritative figure in that space, then you will at one point gravitate back towards it. So, even though personal development and team development might not be as profitable as some of the other areas like business development, they do a great job in leading into new opportunities for us and the business, so we want to make sure that we're attending to all of them. One of the things that we know is that MTM is a comprehensive lifestyle brand that teaches entrepreneurs how to master the art of speaking to produce powerful results.

Craig Crossley 24:06	So again, whether that's in your personal life or your business life, this is what we want to continue to focus on and make it accessible. So, the next page on slide three is our attempt to, again, grow the base. I think we do a relatively good job right now in push marketing: making sure that we're getting out in front of people with what we do and how we do it. But we want to develop a layer that begins to pull people into our circle and expose them to Motivating the Masses, knowing that if we can expose our lifestyle to more people than we increase our base. We therefore increase our conversions. We therefore increase our overall life-value revenue.

Craig Crossley 24:50	So, when we talk about this first layer of free content, right now, the way media is being consumed, everyone knows that new media - especially digital media - is all about access. Giving people the ability to access content in the context of their daily lives that fits their needs. Meaning if I'm sitting on an airplane and I have a need for content at that time, I might not necessarily want a three-hour movie, but I do want something that fits the time that I have and the immediate need that I have. So, we're creating this new free content layer that says, whether it's podcast, whether it's web series, all the places that people would normally go to in their daily lives for free content, you want to make sure that we're out there with it. Whether it's radio, television, the internet, we have strategies to really go full-force into all of these areas to make sure that we are there. The idea would then be once they are exposed to this outer layer of free content, that they then graduate on to our low-cost content, which is something that I don't think we've done a phenomenal job in the past at being able to execute on.

Craig Crossley 26:02	Yes, we have our live event series. Yes, we have our online [inaudible]. We'll be able to get DVDs, books, and CDs into the hands of [inaudible] truly lies the content to better their lives, is something that we want to concentrate on. These might not be the people that are able, at this point, to write us a check for thousands of dollars, but if we can still get the technology and lifestyle into their hands that they can see an improvement in their lives then we've done our job [inaudible]. If they are fortunate enough [inaudible] gone to a platinum level or live event series [crosstalk] then that's great. What we want to do is make sure that a lifestyle that as Lisa and Susie have created, that people have raised their hands and said, "Yes, this worked for me." We want to make sure that we are able to get that same technology into the hands of [inaudible] that [inaudible] better their lives.

Craig Crossley 27:00	The idea would be that once they graduate from free content, that it's a low-cost content. They're motivated enough at that point when a live event series comes to their town, that they'll go ahead and participate. From there, we would urge them to go onto our online curriculum or [inaudible]. I'll skip some of these slides because, again— well, just really quickly we talked about free content. Here you can see the different areas that we're looking to explore between radio and online podcasts. [inaudible] in the end, I just see low-cost content. A point to make here on the low-cost content, this is a space that we're not necessarily looking to go out and spend a lot of money to develop new content on. Initially in this first quarter, our goal is to utilize all of the content that we already have available to us, repurposing and repackaging it for [our new?] distribution deals so that we can get that content out to the masses.

Craig Crossley 28:05	Not only does this create new revenue [inaudible] for our extended [inaudible] sharing, but at the same time, it can allow us [inaudible] and increase that base as we talked about. Again, my whole mission as [inaudible] is just increase the base, increase the base, increase the base, increase the base, and these are all efforts [designed?] to strongly help us increase the base and create that [whole?] marketing, that loyalty inside the community, that makes people want to continue to participate in Motivating the Masses.

Craig Crossley 28:37	The live event series. We talk about the different series that we do really well between personal development and [business?] development, and knowing the numbers that you just heard from Susie and Lisa, there's no doubt that this is the most profitable piece of our business. The idea is to scale that piece of our business, but do so with integrity. The last thing we want to do is to just do a lot of events just for the sake of doing an event, and we don't get [inaudible] high end that we're looking for or the numbers that we're looking for. So, again, the idea is to scale that up, and do so with the support of an event staff and marketing staff that are truly concentrating in publicity, truly concentrating on making sure that we get the numbers that we need in each area.

Craig Crossley 29:27	One of the key spaces here is the speak and write graduate event space. One of the things that we really want to do is make sure that those people that are coming onto the campus and participating in such a way that they raise [inaudible] say, "Hey. I've got a great story. I want to tell my story. I want to write my story. But I don't really know what to do with it after that." We want to provide an opportunity for these graduates, so to speak, that allows them to [using?] [inaudible] about [inaudible] speaking engagements with and for us. That's something that we would support if we had to through models like the truck driving industry. They invite you to take their course. Once you take their course, they [inaudible] their job, or whatever they can to helping to place you with an opportunity that will allow you to recoup the investment that you've made with them as a good student. We want to provide that same opportunity to those that come onto our campus, who graduate from us. We want to support them in speaking opportunities, and [inaudible] to work with.

Craig Crossley 30:37	The next phase is online curriculum. Online curriculum is huge. Obviously, the speaker's vault right now is big. It's something that we get a lot of people that are participating in, but what we want to do is keep them on course. We want to give them reasons to continue to take more courses, and find applicable courses and curriculum that fit their lives. Make them - as Susie always points out - increases the value, that life value, so that in [inaudible] personal development, business development, family, finance, in almost every [inaudible], find this specific curriculum, [inaudible] this destination, you can [take and stay there?]. One of the other— he used to do online curriculum - going back to the graduate - is giving them a place where these graduates, they have great concepts, great abilities, giving them the opportunity to develop their own video on the specific [subject?] matter that people can then come on, sign up to take their course. Obviously, it would be under the MTM structure. We would get a percentage of the revenues and we would [inaudible] support it. But again, it provides an opportunity for those who have invested greatly in MTM curriculum. It gives them an [inaudible] opportunity to now think about investment, but at the same time become better at what they do and support their businesses.

Craig Crossley 32:07	And the last piece of my [inaudible] is the certificate of completions. We heard even at this event— Lisa heard quite a few different people request certificates, but we want to make sure that we're recognizing when someone has completed a particular course or curriculum, what was required for them to complete that, and as we all know, just that pat on the back that says, "Wow, you did good," and a sheet of paper in a frame is something that becomes a sense of pride and makes people want to participate. And from a marketing perspective, having that certificate framed and on a wall in someone's office as they have a meeting and others sit down and look at that certificate motivates them to want to participate in the same sort of class at the [inaudible] time.

Craig Crossley 32:57	The platinum layer - the platinum tier rather - this is obviously our definitive of the most exclusive level of interaction with the MTM brand. In the past, this is something that has been limited specifically to one-on coaching with Lisa and Susie. This is something that we intend to open up a little bit wider so that we have more master facilitators. One of the things that we want to do is make sure that as Attila the Hun pointed out, you can only send people into battle so often before their swords begin to dull. What we don't want to do is take Lisa, who quite honestly is the nucleus of all that we do, and have her so active and so busy that she can't continue to stay charged and refreshed, and make the transformations that people look for. We want to make sure that we're spreading out the business and creating [inaudible] for other facilitators to come in as well.

Craig Crossley 33:53	The next level is the MTM agency. I spoke to that just— [applause]

Lisa Nichols 34:02	I'm very excited. Hold on so they can put this on video.

Susie Carder 34:04	Scott, you're about to [inaudible].

Craig Crossley 34:06	I would do it, Scott.

Lisa Nichols 34:07	No, no, no. Susie'll do it.

Susie Carder 34:09	We're super, super, super, super, super excited about the entire concept [crosstalk].

Craig Crossley 34:21	Can you guys see me?

Lisa Nichols 34:22	Yes, we can see you [chuckles].

Lisa Nichols 34:24	Now they can see me and you. We're super, super excited. This is cutting edge. This is new terrain. When you talk about expanding business, it'll take us three to five years to really, really dominate it, master it, really penetrate it. We can start it, but it's going to take us a little while to get ready for it. But for the first time since I started this company, we have a strategy that's going to take us years to live into. We've caught up to our strategy so fast because we think it, we implement it. We didn't have someone taking [us?] further out to make me nervous, so I'm really excited about all of it.

Lisa Nichols 35:10	But this part right here that you're about to hear, it's going to sound new because it is very new, and it's the fusion of understanding that in the self-development industry if you do it right and use the right brand impact that it moves over to the entertainment industry. Not every [inaudible] can, not every business can, but we believe that we absolutely can. It's new. This hasn't— okay, I'm going to be quite honest because this is rough [laughter], this is exciting, this is his part, this is his stage. I'm going to go back over here to my side of the stage.

Craig Crossley 35:44	So, the idea here for this next section [inaudible] purpose [inaudible] this is the [inaudible] production [inaudible] distribution companies, Lisa said the idea, and Lisa challenged me to think forward enough that, to her point, it would cause us to grow into where we want to be. [inaudible] and in her mentality is the number of months and years it will take us to grow into this. My challenge is to speed that process up in a profitable way. It is not to say that we just go out and start companies and do things just to say that we've established it. It's more important for us to make sure that we are doing it in a profitable but expedient way. The Crossley Group has a track record of domestically and internationally growing brands in less than half of the time that we budgeted for or allocated for. It's something that we're proud of, but it's something that we don't take lightly because we know that there's a lot of work that goes into it.

Craig Crossley 36:50	So, this MTM services piece is a services layer that supports and feeds the overall machine, if you will. So, this first piece is the MTM agency, which is what we talked about just a second ago that provides speaker microsite on the MTM website. I'm not sure if a lot of you are familiar with masterclass.com. But they do a very effective job in creating and providing experts in different subject matter that allow people to [inaudible] go back to that subject matter.

Craig Crossley 37:25	So, you can sign up to take a class from Serena Williams and you pay $90 and she walks you through what she thinks of when she's going to a tournament, how she hits her serve. It's all broken down into 20 digestible segments that people can then go back to and refer to at any point in time. We want to do the same thing. Quite honestly, the number of qualified speakers that we have graduate through the MTM agency eclipses some of the other opportunities that are out there. So, it's only to our advantage to take these people who are already in our circle, provide an opportunity for them that, quite honestly, allows us to further market our brand and monetize our brand at the same time.

Craig Crossley 38:14	The next piece is inviting speakers on the speak and write graduate events roster if that's a possibility. But by the same token, being able to work with other speaking agencies, create partnerships with them, so that as people graduate through our courses, they understand what our graduate program is, and they are able to help us book speaking opportunities for our graduates. And the last piece is obviously social media promotions and books. We'll be looking at opportunities to help people on their endeavors to write their books even further than they are right now. Again, all of this is to say, if I raise my hand and say, "I love the MTM lifestyle and I want to invest the funds that are required," it makes it a little bit easier back at home if someone knows that, or the spouse knows that, there is a greater opportunity to recoup that money by opportunities that MTM will also provide. So, we want to make sure that we're creating a base there that supports, not just the lifestyle, but the [inaudible].

Craig Crossley 39:25	The next piece is MTM productions. MTM productions will [inaudible] spearhead with constant creation in the form of television shows, infomercials, short-form content, radio shows, live event DVD series. Again, this is all about access: making sure that we are able to find people, again, in the context of their daily lives with the content that they require. So, if you're at home and you can watch a television show, there's an opportunity to [women to ingest some of the?] Lisa Nichols lifestyle content. If you are on the internet or on your phone and you want to watch a motivational clip or a motivational web series, you can find that. If you're riding to or from work, you should be able to listen to Lisa on the radio. If you are at home and there is a particular subject matter that you need help on, or your family needs help on, or you need help on in your corporate or your business life, there should be a DVD that relates right back to that. So, the MTM productions will be responsible for the production or the partnerships that are required to make sure that this content is produced and gets out there.

Craig Crossley 40:37	The last piece to that puzzle is the distribution team. MTM distribution will distribute all of the content produced from Lisa Nichols productions to make sure that, again, it's reaching the masses. We're looking at and we've actually had conversations and we're down the path with Air Global, Overbrook Entertainment, and Sony Home Entertainment in distributing all of our products. We've reached a deal in principle and it's something that we'll be further negotiating over the coming weeks to get concluded. What we want to do is make sure that any of the content that we already have is being exploited fully. This doesn't say that the production company is going to go right into producing a ton of costly content that we have no idea how to monetize. Our first level, again, is to take the existing DVD and other content that we have, repackage that, and distribute that so [they're?] just big box retail. Our distribution deal will allow us straight into Walmart, Best Buy, other big box retailers.

Craig Crossley 41:48	Honestly, more important for me is grocery store chains because when we look at the demographics of retailers like Walmart, and we look at the demographics as to grocery store chains around the country, it's the demographic for personal development, and that personal development [inaudible] where we made our first entry into the lives of the people that quite honestly [need?] the technology.

Craig Crossley 42:11	Now, obviously the last piece of [reusable?] content: being able to distribute to Netflix, iTunes, and we're looking at some other ways to [inaudible], whether it's with [inaudible], or Facebook, and others. What we'll always do is make sure that we have full control, ownership of our direction and our brand to make sure that any time someone purchases our content or views our content, that it results in a up slide for MTM, versus other people utilizing it to grow their brands. That's my presentation, I'm looking forward to being a part of this amazing machine [inaudible]. Everyone—

S? 42:52	What?

Craig Crossley 42:52	—has been phenomenal in welcoming me to the team and the ideas that I bring to the team. And now, we're looking at moving on to the operational phase of the plan and growing the business to the next level.

Susie Carder 43:07	Excellent, thank you [both?] so much. Are you excited about that?

S? 43:15	[crosstalk] Oh, yes, yes [crosstalk].

Lisa Nichols 43:22	So, he's done a lot. We can't contain our excitement. We're just trying to be quiet for you [crosstalk]. If you look at each vertical by itself and what each vertical means for everybody in the masses, and what I love about it is that we're not starting at the beginning in any vertical. We're simply taking each vertical to the next level. But [distribution, that's?] from the beginning, but actually we're at the beginning which is exciting. But we're looking at the path and we're already standing on it. Just to give you an example of what Craig has mentioned, we're taking our digital fingerprint and really allowing us to capitalize off of it. The clip of me on the Steve Harvey Show has been viewed over 26 million times now, but it's on someone else's platform. A colleague and good friend of mine put something up on his platform from an event that I spoke for him four days ago, and by yesterday it had how many? 188,000?

Craig Crossley 44:26	About 200,000.

Lisa Nichols 44:26	Yeah. Nearly 200,000 views in 4 days. So, we know that the brand has the ability to penetrate and to grab the attention of people. What this strategy does, amongst many other things, is it allows us to capitalize on that. To say, "We want to give great value, but we also want to be smart on a business perspective." We've done some really smart things, but when it comes to owning my name, MTM's name, in the digital space, we haven't. We've been very generous. We're generous [inaudible]. And we're okay with that because then we [inaudible] who know that, that's their domain. Our domain has been live events.

Lisa Nichols 45:04	We know how to do live events. I'm not going to say like no one else, but we know how to do it at the top. We're at the top 1%, giving our consumer an experience, recognizing what's going to bring them back, creating stickiness, getting people to commit and to share with other people [inaudible], getting people to raise their hand and say, "Yes, I want more." We've mastered that. So, we're the best at it, but we're in the top 1%. Now we want to go - now that we've gotten that - how do we take that and multiply it, and then how do we begin [inaudible] these other platforms and verticals? So, very exciting. Very, very exciting.

Lisa Nichols 45:43	This plan is something that Susie and I have wanted for a very long time. But we've both been busy running the existing company that's been growing double digits every year over the last 13 years actually, and we're both trainers. So, our passion is the training and development. So, we are running the business, and then we're also executing the service. So, we really needed someone to come in and go, "Look, I'm not trying to—"

Susie Carder 46:11	Be the stage.

Lisa Nichols 46:11	"I'm not trying to be on a stage. I'm not trying to be the coach. I just want to drive the business [chuckles]." So, Craig will work very closely with me initially, vision-wise and that's what we [inaudible] [dot?] partnered, and he says Susie's name probably 19 times in our conversations because he knows that 50,000 foot— you have to come from me, and then I go and I share with Susie and it's got to go, "Is this something we can align with?" And then he goes with Susie and goes, "Okay, Susie, let's talk about how to get this done, and how to make this happen." Then he'll go over to Scott and, "Here are the numbers. Does this makes sense?"

Lisa Nichols 46:56	So, really strategically— and then from there he goes to all of our department heads, [Kem?] who's now running our marketing division and Alan, who's on our online division, our sales, and then goes into the executable process. So, it's very methodical. It's not going to happen fast. It's going to happen in the right way. So, we're going to build it on cement, not sinking sand, and so we're not going to commit to you numbers today, and we're not going to commit to you a launch day or a completion day because we're just at this 50,000 foot. We actually had our last meeting last night, all sign off on this so we can give this to you guys, and then the next level will be the 30,000 foot, and then we'll go down to the 10,000 foot, and then it'll be departmental. But we have done everything we could except cook Craig a peach cobbler [laughter] to make sure that he is not [inaudible] [crosstalk] perfect [crosstalk]. I want to see people. I respect that they're going to be [able to eat this pie?] to make sure that he sticks around.

Lisa Nichols 47:56	So, we're very excited. We've got full-on commitment from the Crossley Group. It's the missing link that we needed that allows us to be the visionaries, to have the history, to have the track record, to be able know what we can execute on, but then to have someone who's just out on the forefront, just [inaudible] the new frontier. And in the bio that you're going to get from Craig, you'll see his connections. So what we love is that Craig is on fire— Craig and his team because it's a very talented, powerful team. Some people on his team that's more talented than he is, has more credibility than he does—

Craig Crossley 48:27	And they remind me of that [laughter]—

Lisa Nichols 48:28	—and they remind him of that all the time [laughter], which is his father, Mr. Crossley. He has an extensive background with AT&T managing over 60,000 people at one time under his directorship and his leadership. He comes with this package deal. So, very excited about where we're going with that. As it relates to us on our financial front and where we're going, this strategy is put in place to impact everything. When you see me looking this way, you guys, I'm looking at Chris because she's our investor in the room. I want to talk to her and talk to you. We know and I know that it's taken longer than we all expected and it's been more taxing than you will ever know. Our job has been to work through the challenges and to protect it, and in the protection, there has been a lot of silence on our part because we were only committed to bring to you the solution when we found it.

Lisa Nichols 49:33	As many of you know, we've talked about it, we discovered last year that we had some unfortunate things happen, and having [some lost revenue change?]. We've cleaned up everything attached to that. We cleaned it up audit-wise, numbers-wise, legally-wise. We've cleaned it all up. I'm looking at Scott, and Scott's looking at me. You guys see him? We've cleaned it all up. And we have taken the time and we've invested the money to clean it up right. Did it shift our [projected?] work [inaudible] right now? Absolutely. But what I'm grateful for is had we run a year ago with the plan we had, we would not be able to [act as?] [inaudible] as we would have been really deep into a fast plan, but not necessarily the most thorough plan. So, as much as I resist that everything happens for a reason sometimes, especially when it's uncomfortable, everything happens for a reason.

Lisa Nichols 50:34	I couldn't be more excited about where we are. I couldn't be more encouraged about where we are. I couldn't be more on fire about where we're going, and who we're going there with, and how we're getting there. There are a lot of opportunities on the table that we're not going to mention to you right now because our commitment to you is to bring to you things when they're solid. We want to be fiscally responsible and emotionally responsible. To only get you excited when the ink has dried, and so trust us. The strategy in place is the strategy to build a solid, ongoing, long-term business.

Lisa Nichols 51:14	As if a business if Oprah Winfrey, Tony Robbins, and Steven Covey, and Franklin Covey - is there a Franklin Covey that organized this? If they all got together and had a child, that we want to be that. Right? If you think about that. If you think about Oprah, and Steven Covey, and Franklin Covey, and Tony Robbins. We live in that space and we get to create something that's never before existed. People who love Beyonce, people who love entertainers, people who love megastars, Sting and megastars and The Beatles. You can listen to them every single day and then on maybe the 7th day of the 15th day you go, "Okay, enough Beatles," or, "Enough Beyonce." What we love is not about Lisa Nichols, but it's about inspiration. You can give someone a tidbit of inspiration every day and it won't get old on the [?] day, it won't old on the 30th day, and the moment they need a pick-me-up, they're going to go back to inspiration.

Lisa Nichols 52:13	Then you add to that the opportunity to educate and transform and teach the ABCs so that they can truly create the results through our master facilitators beyond Lisa Nichols. And then you fuse with that an entertainment strategy to have mass impact. We've never done it before. We've never seen it before. We've seen snippets of it with other people, but we've never seen a comprehensive package. Because self-development hasn't dove into entertainment, and entertainment looks at self-development but they don't know how to go after it and be that way. So, I think that we have the perfect blend, the perfect time, the perfect fusion to create an experience that you haven't seen before that they've been waiting on.

Lisa Nichols 52:56	It takes me back to 2008 when Ellen DeGeneres saw that I was on the time limit [inaudible], she said, "I want to meet her." I didn't know why she wanted to meet me, but I go over to her office, and I knock outside of her door, and I said, "I'm here to see Ellen DeGeneres." There was a gentleman in the office and he said, "We're in a big production meeting." And I heard her yell in the background, "Is that Lisa Nichols?" and he said, "What's your name?" And I said, "Lisa Nichols." And she shipped all 15 people out of her office, and I came in her office, and I sat on her couch, and she folded her feet on her couch like she does out on stage. She handed me a bottle of water, and she stated drinking her water like she does on stage - she's very consistent - and she said, "I really like you," and I said, "Thank you, I like you too." She said, "No, I really, really like you. Tons of people like you." She goes, "Tell us what we need. What do you think, we as people, need to have on television right now?"

Lisa Nichols 53:49	And I thought for a moment because I took her question very seriously. And before I could tell her what I [inaudible] she said, "Wait." She said, "Go away and produce that and come back. I think you need to [inaudible]." And that's been jumping around in my head for [inaudible] years since 2008 because I wanted to be responsible for it, but I didn't quite know how to do it. I didn't know who can I partner with to help me do it because it's such a different industry. I believe that we're at that time and I believe this platform is that thing. Thank God she didn't let me answer because I wouldn't want to [inaudible] this [laughter]. But I believe that she saw something and she sees something and now we're ready to [build it?]. Thank you for patience. Thank you for your belief in us. I understand the times when you've wondered what's happening. And for the times you felt like we should have been communicating with you more than we were, please know that we were simply creating the results that we needed to create to have something to say to you that was worth saying.

Lisa Nichols 54:52	My commitment to you is we're never going to come to you with a bunch of false promises. We're not going to come to you with a bunch of trying or hoping or wishing. I'm going to come to you with solid strategy, solid plan, and solid people. Until we have that, I'm going to ask you just believe in us and trust in us that we will be the best stewards of your money. And when I look at your investment, I look at it as if it were my dimes, and my dollars, and my hard earned money the same way it's yours. Our goal is to triple it, to quadruple it, to blow your mind. Our desire is to create generational wealth for your families. The excitement you had when you invested in us is the excitement I invite you to hold onto. Because we've never been more prepared, never been more ready, never been more committed to make sure your dollars multiply.

Lisa Nichols 55:43	And in addition to multiply, to make sure that they do good. They do good in peoples lives. And to me, that's worth the investment. We want to be responsible, and we will continue to be responsible with your investment. So, I thank you on behalf of our entire team. I thank you on behalf of the families and the children who've been served by your investment, because we've done great work with your investment. Now, I want to encourage you to constantly remember that your investment, your ROI, isn't just in dollars. Your ROI is in lives saved, lives transformed, people's dreams coming to fruition, children intact, children's families intact, people catching their breath again, standing up again. That's what your investment is creating and it's already done that. That ROI is already fully intact and in place.

Lisa Nichols 56:32	So, it's my honor as the CEO and Founder of Motivating the Masses to present to you this communication as to what Motivating the Masses is doing with your investment and what we want to do with your investment. I'm excited about where we've been, I'm excited about where we we're going, and most of all I'm excited that you're on that journey with us. So, thank you so much. This meeting is closed to you to your official [inaudible].

Scott RyderScott Ryder 56:56	No, I just wanted to take a quick moment to acknowledge the additional investors that came on in the middle of the meeting. So Opa, welcome. Karen, I know that you were there for a while and had to drop off. And, Peter, I see you there, welcome. We have two folks that called in. I have a 940 area code. Who's that? I can't hear you. Maybe you're on mute? What about the 916 area code? Who's that? What phone number is that?

S7 57:26	916 is me, Scott, Karen Scarborough.

Scott RyderScott Ryder 57:29	Oh, hi, Karen. It was nice chatting with you.

S7 57:33	Yes, you too.

Scott Ryder 57:33	And the 940 area code?

S8 57:38	The 940 is also Peter [Cassilli?] and my wife is listening on the phone and I'm listening on the computer.

Scott Ryder 57:44	Hello. Well, welcome. We're glad you're here. Then for those that joined a little bit late, we are recording this, and we'll make it available on our website tomorrow so you can hear the entire presentation at your leisure. I'll also have this call transcribed so you'll be able to see it— read it rather, and that'll be available tomorrow as well. With that we are complete.

Lisa Nichols 58:06	So, yes. I just want you to know that— so, I just wanted to say thank you to each and every one of you again, thank you so much. Thank you for [being here?]. Not just [inaudible] thank you for being [inaudible] environment with us. We're super excited. Our goal is to have a relationship with our investors, a relationship beyond [inaudible]. We can no longer invite the investors [inaudible] on the campus [inaudible] village. And we [inaudible], but just know that [inaudible] in May. So, you have a long lead time to clear your calendar because we would love to have you there. We had [inaudible] that any of you came, that you [inaudible] time [inaudible] you could have that space. And so we're always [inaudible] out in the campus to see the work. More importantly, to benefit from the work.

Lisa Nichols 59:03	So, please [inaudible] we appreciate you, we value you. If there are any questions, put them into the hat. We may not be able to answer them in the [inaudible] here, but [inaudible] answer to you or your question. We want to make sure [inaudible] if there's anything [inaudible]. If you have any questions about our finances, Scott is only [inaudible] auditors [inaudible] talk about them, and so we're in that process now, so we want to honor that. And know that y'all share something [inaudible] protect our investment because we're really [inaudible] really committed to protecting investments. Sometimes that means that we have to wait. Sometimes [next quarter?] and sometimes [inaudible]. So, if you haven't mentioned something in today's [inaudible] that you wanted to talk about know that only [inaudible] mentioned it because we [inaudible] attorney [inaudible] fact check your balance, fact check your investment, we fact check the stats so with that we [inaudible] to celebrate [inaudible]. Have an amazing day [inaudible] and talk to you soon.